UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2011 (March 30, 2011)

Gilead Sciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Lakeside Drive Foster City, California	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 574-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 30, 2011, Gilead Sciences, Inc. (Company) and Wells Fargo Bank, National Association, as trustee (Trustee and, together with the Company, Parties), entered into an Indenture (Base Indenture), the form of which was filed as Exhibit 4.10 to the Company’s Registration Statement on Form S-3 (No. 333-173006) (the Registration Statement) filed with the Securities and Exchange Commission on March 23, 2011, providing for the issuance of the Company’s senior debt securities from time to time. On March 30, 2011, the Parties entered into the First Supplemental Indenture to the Base Indenture, relating to the Company’s 4.50% Senior Notes due 2021 (Notes). On the same date, the Company issued and sold $1.0 billion aggregate principal amount of the Notes in a public offering pursuant to the Registration Statement. The First Supplemental Indenture includes the form of the Notes.

The Notes will pay interest semi-annually at a rate of 4.50% per annum until April 1, 2021. The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include the repayment of certain of the Company’s existing indebtedness and the repurchase of its outstanding common stock pursuant to its authorized share repurchase program.

The Base Indenture and First Supplemental Indenture contain certain restrictions, including a limitation that restricts the Company’s ability and the ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries and also requires the Company to offer to repurchase the Notes upon certain change of control events.

The Company may redeem the notes, in whole or in part, at any time and from time to time at the applicable redemption price described in the form of the Notes.

For a complete description of the terms and conditions of the Base Indenture, the Supplemental Indenture and the Notes, please refer to the Base Indenture, the Supplemental Indenture and the form of Note, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Indenture, dated as of March 30, 2011, between the Company and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of March 30, 2011, between the Company and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of Note (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.

By:	/s/ Robin L. Washington
	Name:	Robin L. Washington
	Title:	Senior Vice President and Chief Financial Officer

Dated: April 1, 2011

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of March 30, 2011, between the Company and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of March 30, 2011, between the Company and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).